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                                                                   EXHIBIT 10.29


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                         GENERAL PARTNERSHIP AGREEMENT

                                       OF

                         CHILDRENS HEMOPHILIA SERVICES

         THIS FIRST AMENDMENT (THE "AMENDMENT") TO AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT of CHILDRENS HEMOPHILIA SERVICES dated and adopted on November 10, 1999 (the "PARTNERSHIP AGREEMENT") is dated JUNE 30, 2000, and entered into between CHILDRENS HOME CARE, a California nonprofit public benefit corporation ("CHC"), and HEMOPHILIA HEALTH SERVICES, INC., a Tennessee corporation ("HHS"). Except as otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Partnership Agreement.

                               STATEMENT OF FACT:

         A.       CHC and HHS are all of the Partners to the Partnership.

         B. Following the sale and transfer by CHC of a 30% Partnership Interest to HHS, the Partners deem it necessary and appropriate to make certain amendments to the Partnership Agreement.

         NOW, THEREFORE, THE PARTIES DO HEREBY AGREE AS FOLLOWS:

         1. Section 1.3, "Principal Place of Business," of the Partnership Agreement is hereby amended in its entirety to read as follows:

                  "1.3 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Partnership shall be located at 4650 SUNSET BOULEVARD, MAIL STOP #16, LOS ANGELES, CALIFORNIA 90027, or at such other place or places as shall be determined by the Partners within the County of Los Angeles, California.

         2. Section 6.1.3, "Management Committee; Appointment of Committee Members; Voting," of the Partnership Agreement is amended in its entirety to read as follows:

                  "6.1.3 MANAGEMENT COMMITTEE; APPOINTMENT OF COMMITTEE
         MEMBERS; VOTING. The authorized number of Committee Members of the Partnership shall be four (4) unless the Partners agree to increase or decrease the size of the Management Committee proportionately from time to time. CHC shall appoint one (1) Committee Member and HHS shall appoint three (3) Committee Members. The Committee Members shall be appointed by the Partners by a separate written action of the Partners. Each Committee Member shall serve until his or her


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         successor is appointed by the appointing Partner in accordance with this Agreement. Each Partner shall cause its appointed Committee Member to comply with and perform the terms of this Agreement. The Committee Members shall exercise their authority collectively and exclusively through the actions of the Management Committee. Each Committee Member shall have one (1) vote on any decision of the Management Committee. Approval of the Management Committee shall require a majority of the authorized number of the Committee Members."

         3. Section 6.4, "Restrictions on Authority; Approval by the Partners," shall be amended in its entirety to read as follows:

                  "6.4 RESTRICTIONS ON AUTHORITY; APPROVAL BY THE PARTNERS. The individual Partners, the Committee Members, acting alone or collectively as the Management Committee, and the Partnership Manager shall have no authority with respect to the Partnership or its Business to do any of the following without the prior unanimous Vote or written consent of the Partners:

                  6.4.1 Do any act in contravention of this Agreement;

                  6.4.2 Do any act that would make it impossible to carry out the Partnership Business;

                  6.4.3 Possess Partnership Property or assign the right of the Partnership or its Partners in specific Partnership Property for anything other than a Partnership purpose;

                  6.4.4 Make, execute or deliver any general assignments for the benefit of creditors or any bond, guaranty, indemnity bond or surety bond;

                  6.4.5 Assign, transfer, pledge, compromise or release any Partnership claim;

                  6.4.6 Confess a judgment;

                  6.4.7 Except for the power of the Management Committee to amend or correct from time to time any information contained in EXHIBIT A to this Agreement or in the Statement of Authority, to make any material amendment or change to the Statement of Authority or to this Agreement, including, but not limited to, any change in the authorized number of Committee Members or any modification or enlargement of the rights or obligations of the Partners as set forth herein;

                  6.4.8 Pursuant to Article 8 hereof, approve the sale, transfer, assignment, hypothecation or encumbrance of any Partnership Interest by a Partner, the admission of any new or transferee Partner to the Partnership, the determination


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of the amount of any Capital Contribution to be made by any new Partner, and the approval of a Partner's sale of all of its Interest in accordance with
Section 8.5 hereof;

                  6.4.9 The sale, exchange or other disposition of all or substantially all of the Partnership Property, occurring as part of a single transaction or a series of related transactions as part of a plan;

                  6.4.10 The merger of the Partnership with any other partnership or business entity;

                  6.4.11 The termination or dissolution of the Partnership;

                  6.4.12 A change in the character of the Business of the Partnership;

                  6.4.13 Any acquisition of any rights or interests in another entity;

                  6.4.14 Any contracts or agreements between the Partnership and any third party in excess of One Hundred Thousand Dollars ($100,000.00) and the approval of any material changes or amendments thereto or renewals thereof;

                  6.4.15 Any transactions, contracts or agreements with an Affiliate;

                  6.4.16 Any amendment, modification, supplement, renewal or termination for any reason of that certain Hemophilia Therapy Business Management, Service and Sales Agreement dated as of November 10, 1998, by and between Horizon Health Systems, Inc. and the Partnership (the "HEMOPHILIA THERAPY MANAGEMENT AGREEMENT"); or

                  6.4.17 Any amendment, modification, supplement, renewal or termination for any reason of that certain Hemophilia Factor Services Agreement dated as of November 10, 1998, by and among the Partnership, Horizon Health Systems, Inc. and CHC (the "HEMOPHILIA FACTOR SERVICES AGREEMENT")."

         4. Section 11.1.4 of Article 11, "Termination and Dissolution," reading as follows:

                  "11.1.4 The termination for any reason of the Hemophilia Factor Services Agreement."

is hereby deleted in its entirety and the following language shall be inserted in its place:

                  "11.1.4 [Intentionally left blank]."


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         5.       Article 15, "Notices," shall be amended in its entirety to read as follows:

                                  "ARTICLE 15
                                    NOTICES

         Any notice, demand or other communication required or permitted hereunder shall be in writing and may be either (i) personally delivered, which shall be deemed received at the time of actual receipt thereof, or (ii) sent by registered or certified mail, with postage and charges prepaid, which shall be deemed delivered three (3) business days after deposit in the United States mail; or (iii) sent by overnight courier service, such as FedEx, with charges prepaid, which shall be deemed delivered upon such courier service's record delivery date of the same; or (iv) delivered by facsimile transmission, which shall be deemed received at the time and date of transmission, provided an original mechanical signed copy of such communication is also immediately deposited in the United States mail with first-class postage and charges prepaid, and IN EACH CASE, addressed or delivered to a party at such party's address as set forth below, or at such other address as that party may specify by written notice given to the other in accordance with this Article:

         IF TO THE PARTNERSHIP, THEN TO EACH OF
         THE FOLLOWING PARTIES:

         CHILDRENS HEMOPHILIA SERVICES
         Attn: Kyle Callahan, Partnership Manager
         c/o 6820 Charlotte Pike, Suite 100
         Nashville, Tennessee 37209
         Facsimile: (615) 352-2588

         AND TO:

         Each of the Committee Members, addressed and delivered separately to each Committee Member at such address as they shall provide the Partnership from time to time,

         WITH COURTESY COPIES TO EACH OF:

         FRYE & HSIEH, LLP
         Attn: Douglas J. Frye, Esq.
         24955 Pacific Coast Highway, Suite A201
         Mailbu, California 90265-4747
         Facsimile: (310) 456-0808


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                  Thomas W. Bell, Jr., Esq.
                  1640 Century Center Parkway, Suite 101
                  Memphis, Tennessee 38134
                  Facsimile: (901) 385-3689

                  IF TO CHC, AS A PARTNER:

                  CHILDRENS HOME CARE
                  Attn: Paul King, Chairman of the Board
                  4650 Sunset Boulevard
                  Los Angeles, California 90027
                  Facsimile: (323) 668-7993

                  WITH A COURTESY COPY TO:

                  FRYE & HSIEH, LLP
                  Attn: Douglas J. Frye, Esq.
                  24955 Pacific Coast Highway, Suite A201
                  Malibu, California 90265-4747
                  Facsimile: (310) 456-0808

                  IF TO HHS, AS A PARTNER:

                  HEMOPHILIA HEALTH SERVICES, INC.
                  Attn: Kyle Callahan, President
                  6820 Charlotte Pike, Suite 100
                  Nashville, Tennessee 37209
                  Facsimile: (615) 352-2588

                  WITH A COURTESY COPY TO:

                  Thomas W. Bell, Jr., Esq.
                  1640 Century Center Parkway, Suite 101
                  Memphis, Tennessee 38134
                  Facsimile: (901) 385-3689

                  Where courtesy copies are requested to be given, such copies shall not constitute valid notice to the party where a copy is requested to be given."

         6. EXHIBIT A to the Partnership Agreement, "Names and Addresses of the Partners, Their Capital Contributions and Percentage Interests," is amended in its entirety effective as of April 1, 2000, to update the names, addresses and Percentage Interests of the Partners, and shall be replaced with the EXHIBIT A attached hereto and made a part of this Amendment.


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         7.       Except as expressly amended and modified hereby, the
Partnership Agreement shall not be affected in any other manner and shall remain in full force and effect as originally executed.

         8. Each of the Partners represents and warrants that this Amendment has been duly approved by a vote or written consent of their respective Board of Directors and that the officers executing this Agreement have been authorized by such Board of Directors to enter into, execute and deliver this Amendment on behalf of the respective Partner executing the same,

         9. For convenience, this Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, and all of which shall constitute one Amendment to be effective as of the date and in the manner provided herein.

         IN WITNESS WHEREOF, the parties hereto have caused this FIRST AMENDMENT TO AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT of CHILDRENS HEMOPHILIA SERVICES to be duly and validly executed and delivered by a duly authorized representative as of the day and year first above written.

                           CHILDRENS HEMOPHILIA SERVICES
                               A California General Partnership
                                    By Its Partners


                                    "CHC"

                                    CHILDRENS HOME CARE
                                    A California Nonprofit Public Benefit
                                    Corporation

                                    By: /s/ Paul King
                                       ----------------------------------
                                       PAUL KING, Chairman of the Board


                                    "HHS"

                                    HEMOPHILIA HEALTH SERVICES, INC.
                                    A Tennessee Corporation

                                    By: /s/ Kyle Callahan
                                       ----------------------------------
                                       KYLE CALLAHAN, President


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                                   EXHIBIT A


             AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT OF
                         CHILDRENS HEMOPHILIA SERVICES


                      NAMES AND ADDRESSES OF THE PARTNERS,
              THEIR CAPITAL CONTRIBUTIONS AND PERCENTAGE INTERESTS
                            (UPDATED AS OF 04/01/00)


NAMES AND ADDRESSES OF THE PARTNERS OF                  CAPITAL      PERCENTAGE
    CHILDRENS HEMOPHILIA SERVICES                    CONTRIBUTIONS    INTEREST
-----------------------------------                 --------------   -----------

HEMOPHILIA HEALTH SERVICES, INC.                                          80.0%
6820 Charlotte Pike, Suite 100
Nashville, Tennessee 37209
Facsimile: (615) 352-2588
Attn: Kyle Callahan, President

CHILDRENS HOME CARE                                                      20.0%
4650 Sunset Boulevard
Los Angeles, California 90027
Facsimile: (323) 668-7993
Attn: Paul King, Chairman of the Board

                                    TOTAL:            $                 100.0%
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